UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2005

                      SELIGMAN NEW TECHNOLOGIES FUND, INC.
                     SELIGMAN NEW TECHNOLOGIES FUND II, INC.
             (Exact name of Registrant as specified in its charter)

                                         811-09353               13-4064344
            Maryland                     811-09849                13-4104947
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
         incorporation)                                      Identification No.)

                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (212) 850-1864

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Registrants are furnishing the following information pursuant to Regulation FD.

Effective April 8, 2005, Ms. Lauren Wu will serve as Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. (the "Funds"). She joins Mr. Richard M. Parower and Ms. Reema D. Shah as Co-Portfolio Managers of each of the Funds.

Ms. Wu will continue as Chief Financial Officer, Venture Capital Investments of J.& W. Seligman & Co. Incorporated ("Seligman"), the Fund's investment manager. She is also a member of Seligman's Technology Group. She is responsible for managing existing venture capital companies held in the portfolio. In addition, she provides coverage of the media sector, including radio, television, advertising and publishing for the Technology Group. Ms. Wu, who has seven years of investment experience, is located in the Group's Palo Alto, California office.

Ms. Wu joined Seligman in April 2001 as an Assistant Vice President. She was named a Vice President in December 2003 and assumed her role as CFO in April 2004. Prior to joining Seligman, Ms. Wu was an Associate at Wasserstein Ventures for a year where she performed deal sourcing, evaluation and due diligence for potential venture capital investments. Previously, she served as an Investment Banking Associate with Merrill Lynch in the firm's Financial Sponsors Group from 1999 to 2000. In the summer of 1998, she was an Investment Banking Summer Associate with Merrill Lynch's Global Communications Group. Before then, she was a Business Analyst with McKinsey & Company, a management consulting firm, in their Toronto, Canada office from 1994 to 1997. From 1991 to 1992, Ms. Wu worked as a Systems Engineer with IBM in Canada.

Ms. Wu received a Bachelor of Applied Science degree in Industrial Engineering and was awarded the Wilson Medal from the University of Toronto and received an M.B.A. from the Sloan School of Management. She is NASD Series 7 licensed.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SELIGMAN NEW TECHNOLOGIES FUND, INC.

Date: March 18, 2005

                                         By: /s/Brian T. Zino
                                             -----------------------------------
                                             Brian T. Zino
                                             President


                                         SELIGMAN NEW TECHNOLOGIES FUND II, INC.

Date: March 18, 2005

                                         By: /s/Brian T. Zino
                                             -----------------------------------
                                             Brian T. Zino
                                             President